UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 10, 1999
               (Date of Report (Date of earliest event reported))


                                UBARTER.COM INC.
             (Exact name of Registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

           0-24005                                      91-1739746
----------------------------------           -----------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

21400 International Blvd., Suite 207
     Seattle, Washington                                  98198
------------------------------------        ------------------------------------
Address of principal executive offices)                (Zip Code)


                                 (206) 870-9290
              (Registrant's telephone number, including area code)

                           International Barter Corp.
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On April 10, 1999, the Registrant amended its Articles of Incorporation to change its corporate name from "International Barter Corp." to "Ubarter.com Inc." Attached hereto as Exhibit 20 is a copy of the press release the Registrant delivered on April 27, 1999, and such press release is hereby incorporated into this report by reference.


Item 7. Exhibits.

(c)  Exhibits.

99.1 Press release, delivered by the Registrant on April 27, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UBARTER.COM INC.
                                      (formerly, "International Barter Corp.")



                                          /s/ Richard Mayer
                                      By: --------------------------------------
                                      Name:    Richard Mayer
                                      Title:   Vice President and Secretary



Dated:  May 14, 1999

                                  Exhibit Index


Exhibit
Number            Exhibit Description
------            -------------------

99.1              Press release, delivered by the Registrant on April 27, 1999.